SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2005

VCampus Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21421	54-1290319
(Commission File Number)	(IRS Employer ID Number)

1850 Centennial Park Drive, Suite 200, Reston, Virginia 20191
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (703) 893-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

During the week of October 9, 2005, VCampus Corporation gave a series of presentations to various of its stockholders and other securities market participants.  A copy of selected materials disclosed at such presentations is attached hereto as Exhibit 99.1.  As part of these presentations, VCampus, through one of its senior officers, disclosed that VCampus’ cash balance as of September 30, 2005 was approximately $1,687,000.  VCampus is hereby providing prompt public disclosure of this unintentional selected disclosure for purposes of complying with Regulation FD.

Item 9.01.    Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                           Copy of selected materials disclosed by VCampus beginning the week of October 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VCAMPUS CORPORATION

Date: October 13, 2005
/s/ Christopher L. Nelson
Christopher L. Nelson
Chief Financial Officer